Power of Attorney

I, Virginia G. Breen, the undersigned Director of A&Q Aggregated Alpha Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:  /s/ Virginia G. Breen
       Name:  Virginia G. Breen
       Title:    Director

Dated as of February 20, 2015

Power of Attorney

I, Meyer Feldberg, the undersigned Director of A&Q Aggregated Alpha Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:  /s/ Meyer Feldberg
       Name:  Meyer Feldberg
       Title:    Director

Dated as of February 19, 2015

Power of Attorney

I, George W. Gowen, the undersigned Director of A&Q Aggregated Alpha Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:  /s/ George W. Gowen
       Name:  George W. Gowen
       Title:    Director

Dated as of February 27, 2015
Power of Attorney

I, Stephen H. Penman, the undersigned Director of A&Q Aggregated Alpha Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:  /s/ Stephen H. Penman
       Name:  Stephen H. Penman
       Title:    Director

Dated as of February 19, 2015